Exhibit 10.10

EQUITRANS, L.P.

FORM OF TRANSPORTATION SERVICE AGREEMENT

APPLICABLE TO NO-NOTICE FIRM TRANSPORTATION

SERVICE UNDER RATE SCHEDULE NOFT

Contract No.

Dated

This Agreement is entered into by and between Equitrans, L.P. (“Equitrans”) and Equitable Gas Company, LLC (“Customer”).

1.                                       Agreement (CHECK ONE)

☐                                    This is a new Agreement.

☐                                    This Agreement supersedes, terminates, and cancels Contract No.                     , dated                     .  The superseded contract is no longer in effect.

2.                                       Service under this Agreement is provided pursuant to Subpart B or Subpart G of Part 284, Title 18, of the Code of Federal Regulations.  Service under this Agreement is in all respects subject to and governed by the applicable Rate Schedule and the General Terms and Conditions of the Equitrans FERC Gas Tariff (“Tariff”) as they may be modified from time to time, and such are incorporated by reference.  In the event that language of this Agreement or any Exhibit conflicts with Equitrans’ Tariff, the language of the Tariff will control.

3.                                       Equitrans shall have the unilateral right to file with the Commission or other appropriate regulatory authority, in accordance with Section 4 of the Natural Gas Act, and make changes in Equitrans’ Tariff, including both the level and design of rates, charges, Retainage Factors and services, and the General Terms and Conditions.

4.                                       Customer’s Maximum Daily Quantity (“MDQ”) of natural gas transported under this Agreement shall be the MDQ stated in Exhibit A to this Agreement.

5.                                       The effective date, term and associated notice and renewal provisions of this Agreement are stated in Exhibit A to this Agreement.

6.                                       The Receipt and Delivery Points are stated in Exhibit A to this Agreement.

7.                                       Customer shall pay Equitrans the maximum applicable rate (including all other applicable charges and Retainage Factors authorized pursuant to Rate Schedule NOFT and the Tariff) for services rendered under this Agreement, unless Customer and Equitrans execute Optional Exhibit B (Discounted Rate Agreement) or Optional Exhibit C (Negotiated Rate Agreement).

8.                                       Exhibits are incorporated by reference into this Agreement upon their execution.  Customer and Equitrans may amend any attached Exhibit by mutual agreement, which amendments shall be reflected in a revised Exhibit, and shall be incorporated by reference as part of this Agreement.

IN WITNESS WHEREOF, Customer and Equitrans have executed this Agreement by their duly authorized officers, effective as of the date indicated above.

CUSTOMER:		EQUITRANS, L.P.:

By:		By:
	Date		Date

Title:		Title:

EXHIBIT A

to the

TRANSPORTATION SERVICE AGREEMENT

between EQUITRANS, L.P.

and

EQUITABLE GAS COMPANY, LLC,

pursuant to Rate Schedule NOFT

Contract No.                    Dated

This Exhibit A is dated                         .

Any previously executed Exhibit A under this Agreement is terminated and is no longer in effect.

1.                                      Notices and Correspondence shall be sent to:

Equitrans, L.P.

EQT Plaza

625 Liberty Avenue Ste 1700

Pittsburgh, PA 15222-3111

Attn:  Gas Transportation Dept.

Phone:  (412) 395-2604

Facsimile:  (412) 395-3347

E-mail Address:  T&ENotifyeqt.com

Equitable Gas Company, LLC

Address:                       225 North Shore Drive

Pittsburgh, Pa 15212

Representative: Director Gas Supply

Phone:  (412) 395-3216

Facsimile:  (412) 395-3166

E-mail Address: twiggers@equitablegas.com

DUNS:  00-791-5663

Federal Tax I.D. No.:  25-0464690

Other contact information if applicable:

2.                                      Maximum Daily Quantity (MDQ):

3.                                      Primary Receipt and Delivery Point(s):

Primary Receipt Point(s)** (Meter No. and/or Meter Name)	MDQ Allocation

** Receipt point MDQs do not include quantities required for retainage.

Primary Delivery Point(s)** (Meter No. and/or Meter Name)	MDQ Allocation

4.                                      Effective Date and Term:  This Exhibit A is effective April 1, 2011 and continues in full force and effect through March 31, 2016.*  For agreements twelve (12) months or longer, Customer and/or Equitrans may terminate the agreement at the end of the primary term by providing at least six (6) months prior written notice of such intent to terminate.

At the expiration of the primary term, this Exhibit A has the following renewal term (choose one):

☐ no renewal term

☐ through                     *

☐ for a period of                     *

☒ year to year* (subject to termination on six (6) months prior written notice)

☐ month to month (subject to termination by either party upon        days written notice prior to contract expiration)

☐ other (described in Section 6 below)

* In accordance with Section 6.21 of the General Terms and Conditions, a right of first refusal may apply; any contractual right of first refusal will be set forth in Section 6 of this Exhibit A.

5.                                      Other Special Provisions:

None

IN WITNESS WHEREOF, Customer and Equitrans have executed this Exhibit A by their duly authorized officers, effective as of the date indicated above.

CUSTOMER:		EQUITRANS, L.P.:

By:		By:
	Date		Date

Title:		Title:

SCHEDULE A

This Schedule A is being provided pursuant to Instruction 2 to Item 601 of Regulation S-K to identify the material details in which the documents executed pursuant to this form differ.

I.                                         Contract No. EQTR11661-583

Dated March 29, 2011

•                             This is a new agreement.

•                             Exhibit A is dated March 29, 2011.

•                             Exhibit A —  2. Maximum Daily Quantity (MDQ):  79,545 Dth

•                             Exhibit A —  3. Primary Receipt and Delivery Point(s)

Primary Receipt Point(s)** (Meter No. and/or Meter Name)	MDQ Allocation
11026-TET 009 Crayne	50,000 Dth
11182-TET 007 Morris	25,000 Dth
11221-TGP Bradford Woods	4,545 Dth

**Receipt point MDQs do not include quantities required for retainage.

Primary Receipt Point(s)** (Meter No. and/or Meter Name)	MDQ Allocation
11089 TEPE D144	79,545 Dth

II.                                     Contract No. EQTR11662-584

Dated March 29, 2011

•                             This is a new agreement.

•                             Exhibit A is dated March 29, 2011.

•                             Exhibit A — 2. Maximum Daily Quantity (MDQ):  3,778 Dth

•                             Exhibit A — 3. Primary Receipt and Delivery Point(s)

Primary Receipt Point(s)** (Meter No. and/or Meter Name)	MDQ Allocation
11026-TET 009 Crayne	2,000 Dth
11140 DTI - Pratt	1,778 Dth

**Receipt point MDQs do not include quantities required for retainage.

Primary Receipt Point(s)** (Meter No. and/or Meter Name)	MDQ Allocation
22873 Comet	3,778 Dth